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                                                                    EXHIBIT 23.3

             CONSENT OF LERNER DAVID LITTENBERG KRUMHOLZ & MENTLIK

        We hereby consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-1 of EMCORE Corporation for the registration of its Common Stock.



                                      Lerner David Littenberg Krumholz & Mentlik

Westfield, New Jersey
February 24, 1997